UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

SES AI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39845	95-1567584
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Cabot Road Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (339) 298-8750

Ivanhoe Capital Acquisition Corp.

1177 Avenue of the Americas, 5th Floor

New York, NY 10036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SES	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SES WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “New SES,” “SES,” and the “Company” refer to SES AI Corporation, a Delaware corporation (f/k/a Ivanhoe Capital Acquisition Corp., a Cayman Islands exempted company (“Ivanhoe”)), after giving effect to the Business Combination (as defined below).

Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive proxy statement/prospectus relating to the Business Combination filed by Ivanhoe with the Securities and Exchange Commission (the “SEC”) on January 7, 2022 (the “Proxy Statement/Prospectus”) in the section titled “Frequently Used Terms”, and such definitions are incorporated herein by reference.

This Current Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Current Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Current Report controls.

Business Combination

On February 3, 2022 (the “Closing Date”), Ivanhoe consummated its previously announced business combination (the “Business Combination”) with SES Holdings Pte. Ltd., a Singapore private company limited by shares (“Old SES”), pursuant to the terms of that certain Business Combination Agreement (as amended, the “Business Combination Agreement”) by and among Ivanhoe, Old SES, and Wormhole Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares, and a direct, wholly-owned subsidiary of Ivanhoe (“Amalgamation Sub”).

Pursuant to the terms of the Business Combination Agreement and in connection with the closing of the Business Combination (the “Closing”), (i) Ivanhoe migrated out of the Cayman Islands and domesticated as a Delaware corporation (the “Domestication”) by way of continuation and deregistration under Part XII of the Cayman Islands Companies Act and domestication under Section 388 of the Delaware General Corporation Law (“DGCL”), (ii) Ivanhoe changed its name to “SES AI Corporation” (“New SES,” “SES,” or the “Company”), and (iii) Amalgamation Sub merged with and into Old SES, with Old SES as the surviving company (the “Amalgamation”) (the time that the Amalgamation became effective is referred to as the “Effective Time”). As a result of the Amalgamation, Old SES became a wholly-owned subsidiary of New SES.

In connection with the Domestication, which occurred on February 2, 2022, (i) each issued and outstanding Class A ordinary share, par value $0.0001 per share, of Ivanhoe (the “Ivanhoe Class A ordinary shares”) converted, on a one-for-one basis, into a duly authorized, validly issued, fully paid and nonassessable share of Class A common stock, par value $0.0001 per share, of New SES (the “New SES Class A common stock”), (ii) each issued and outstanding Class B ordinary share, par value $0.0001 per share, of Ivanhoe (the “Ivanhoe Class B ordinary shares”), was converted, on a one-for-one basis, into a duly authorized, validly issued, fully paid and nonassessable share of Class B common stock, par value $0.0001 per share, of New SES (the “New SES Class B common stock”), and (iii) each issued and outstanding warrant to purchase Class A ordinary shares of Ivanhoe was automatically converted into a warrant to purchase one share of New SES Class A common stock at an exercise price of $11.50 per share. In connection with the Closing, (i) each issued and outstanding unit of Ivanhoe that was not previously separated into the underlying Ivanhoe Class A ordinary shares and warrants of Ivanhoe prior to the Domestication was separated into its component share of New SES Class A common stock and one-third of one warrant, each whole warrant representing the right to purchase one share of New SES Class A common stock at an exercise price of $11.50 per share, and (ii) each issued and outstanding share of New SES Class B common stock then outstanding was converted, on a one-for-one basis, into a duly authorized, validly issued, fully paid and nonassessable share of New SES Class A common stock.

In accordance with the terms of the Business Combination Agreement, at the Effective Time, each ordinary share and each preferred share of Old SES issued and outstanding immediately prior to the Effective Time (collectively, the “Old SES shares”), (other than the SES Restricted Shares (as defined below) and the Old SES shares held by Dr. Qichao Hu, the Chief Executive Officer of Old SES, and certain entities affiliated with Dr. Hu (collectively, the “SES Founder Group”)) were cancelled and converted into shares of New SES Class A common stock equal to approximately 5.9327788641 (the “Exchange Ratio”), rounded down to the nearest whole number.

Each Old SES share held by the SES Founder Group issued and outstanding immediately prior to the Effective Time was cancelled and converted into a number of shares of New SES Class B common stock equal to the Exchange Ratio, rounded down to the nearest whole number. The shares of New SES Class B common stock have the same economic rights as the shares of New SES Class A common stock, but each share of New SES Class B common stock is entitled to 10 votes, and each share of New SES Class A common stock is entitled to 1 vote, in each case, on each matter submitted for a vote of the New SES stockholders.

In addition to the consideration described above, the former shareholders, optionholders and holders of restricted shares of Old SES are entitled to receive an aggregate of 29,999,947 shares of New SES common stock (valued at $10.00 per share), which consists of (i) 23,691,182 shares of New SES Class A common stock issued for the benefit of the former holders of Old SES common stock (the “Earn-Out Shares”), (ii) 2,308,969 shares of New SES Class A restricted common stock (the “Earn-Out Restricted Shares”) received by the former holders of Old SES options and recipients of Old SES restricted share awards prior to the Closing and (iii) 3,999,796 shares of New SES Class B common stock received by the SES Founder Group (as defined below) (“Founder Earn-Out Shares”). The Earn-Out Shares and the Founder Earn-Out Shares (collectively, the “Escrowed Earn-Out Shares”) were placed into escrow at the Closing and shall vest on the date that the closing price of the shares of New SES Class A common stock equals or exceeds $18.00 during the period beginning on the date that is one year following the Closing and ending on the date that is five years following the Closing. The Earn-Out Restricted Shares are subject to vesting based on the same terms as the Earn-Out Shares and are also subject to forfeiture if such recipient’s service with New SES terminates prior to the vesting. During the Earn-Out Period, the holders of the Escrowed Earn-Out Shares and the Earn-Out Restrictive Shares are entitled to exercise the voting rights carried by each Escrowed Earn-Out Share and Earn-Out Restricted Share and are entitled to receive any dividends or other distributions made in respect thereof.

Additionally, in accordance with the terms of the IPO Letter Agreement Amendment, dated as of July 12, 2021, by and between Ivanhoe Capital Sponsor LLC (the “Sponsor”) and the officers and directors of Ivanhoe (the “IPO Letter Agreement Amendment”), the shares of New SES Class A common stock held by the Sponsor prior to Closing (which were formerly Ivanhoe Class B ordinary shares) (the “Sponsor Earn-Out Shares”), are subject to certain earn-out provisions, whereby the Sponsor may not transfer, sell or assign the Sponsor Earn-Out Shares until the earlier of (i) (v) with respect to 20% of such Sponsor Earn-Out Shares, the date that is 180 days after the Closing, (w) with respect to 20% of such Sponsor Earn-Out Shares, until the closing price of New SES Class A common stock equals or exceeds $12.00 for any 20 trading days within a 30-trading day period following the date that is 150 days after the Closing (the “Requisite Trading Period”), (x) with respect to 20% of such Sponsor Earn-Out Shares, until the closing price of the New SES Class A common stock equals or exceeds $14.00 for the Requisite Trading Period, (y) with respect to 20% of such Sponsor Earn-Out Shares, until the closing price of the New SES Class A common stock equals or exceeds $16.00 for the Requisite Trading Period, and (z) with respect to the remaining 20% of such Sponsor Earn-Out Shares, until the closing price of the New SES Class A common stock equals or exceeds $18.00 for the Requisite Trading Period, and (ii) the date on which New SES completes a liquidation, merger, capital stock exchange or other similar transaction after the Closing that results in all of the stockholders of New SES having the right to exchange their shares of New SES common stock for cash, securities or other property; provided that in the event that the per share value of the cash, securities or other property to be received by the holders of New SES Class A common stock in such liquidation, merger, capital stock exchange or other similar transaction is less than $18.00, then the Sponsor Earn-Out Shares will be released from these transfer restrictions to the Sponsor and the former officers and directors of Ivanhoe on a pro rata basis. The foregoing summary is qualified in its entirety by the text of the IPO Letter Agreement Amendment, which is attached hereto as Exhibit 10.15 and is incorporated herein by reference.

In connection with the Amalgamation, each Old SES share that was subject to any vesting, forfeiture, repurchase or other lapse restriction according to the equity incentive plans of Old SES or otherwise (the “SES Restricted Shares”) that was issued, outstanding and subject to restrictions (including vesting) immediately prior to the Effective Time was assumed by New SES and converted into a number of shares of restricted New SES Class A common stock equal to the product (rounded down to the nearest whole number of shares) of (A) the total number of shares of Old SES ordinary shares subject to such SES Restricted Shares immediately prior to the Effective Time multiplied by (B) the Exchange Ratio. The terms of the SES Restricted Shares otherwise remain unchanged (including with respect to applicable vesting, expiration and forfeiture conditions), subject to the terms of the Business Combination Agreement.

In addition, each Old SES option that was outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) (the “SES Options”) was assumed by New SES and converted into an option to acquire New SES Class A common stock at an adjusted exercise price per share (as further noted below), with the number of shares of New SES Class A common stock subject to each option determined by multiplying the number of such Old SES Shares subject to the corresponding SES Option by the Exchange Ratio and rounding the resulting number down to the nearest whole number of shares of New SES Class A common stock. The per share exercise price for the shares of New SES Class A common stock issuable upon the exercise of New SES options was determined by dividing the per share exercise price for the SES Shares subject to the SES Option, as in effect immediately prior to the Effective Time, by the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent.

In addition, immediately prior to the Closing, New SES issued an aggregate of 27,450,000 shares of New SES Class A common stock at a purchase price of $10.00 per share, which were issued to certain institutional and accredited investors (the “PIPE Investors”), for aggregate proceeds of $274.5 million to the Company (the “PIPE Investment”). At Closing, an accredited investor that had committed to purchase 100,000 shares of New SES Class A common stock, at $10.00 per share, defaulted with respect to 50% of its commitment, thereby only purchasing 50,000 of its committed shares, for an amount of $500,000.

The total number of shares of New SES Class A common stock outstanding immediately following the Closing was approximately 303,989,794. The total number of shares of New SES Class B common stock outstanding immediately following the Closing was approximately 43,881,251.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On February 3, 2022, in connection with the Closing, the Company, the Sponsor and certain other holders of New SES common stock entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement,” which superseded the Registration Rights Agreement between the Company and the Sponsor that was entered into in connection with the Company’s initial public offering), pursuant to which, among other things, the holders signatory thereto were granted certain customary registration rights, demand rights and piggyback rights with respect to their respective shares of New SES common stock and any other equity securities of New SES. The Registration Rights Agreement also prohibits the transfer (subject to limited exceptions) of the shares of New SES common stock held by the signatories to the Registration Rights Agreement for a period of 180 days following the Closing.

The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 149 titled “Business Combination Proposal — Related Agreements — Registration Rights Agreement.” That summary and the foregoing description of the Registration Rights Agreement are qualified in their entirety by reference to the text of the Registration Rights Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from each director or executive officer’s service to the Company, or, at the Company’s request, service as directors or officers of other entities, in each case, to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amended and Restated Warrant Agreement

On February 3, 2022 in connection with the Closing, the Company and Continental Stock Transfer & Trust Company (“Continental”), the Company’s warrant agent, amended and restated its existing Warrant Agreement, dated as of January 6, 2021 (as amended and restated, the “Amended and Restated Warrant Agreement” and, such amendment, the “Warrant Amendment”), pursuant to which certain changes were implemented that resulted in the Ivanhoe IPO Warrants (as defined in the Proxy Statement/Prospectus) being accounted for as equity within the balance sheet of the Company, instead of as a liability measured at fair value with non-cash fair value adjustments recorded in earnings at each reporting period.

The material terms of the Amended and Restated Warrant Agreement are described in the sections of the Proxy Statement/Prospectus beginning on page 196 titled “Warrant Holder Proposal No. 1: Warrant Amendment Proposal.” The foregoing description is qualified in its entirety by the text of the Amended and Restated Warrant Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

SES Equity Incentive Plan

On February 3, 2022, the SES AI Corporation 2021 Incentive Award Plan (the “SES Equity Incentive Plan”) became effective.

The total number of shares of New SES Class A common stock authorized and reserved for issuance under the SES Equity Incentive Plan is (i) 36,862,002 shares, plus (ii) the number of shares of New SES Class A common stock underlying the SES Options and SES Restricted Shares assumed by New SES pursuant to the Business Combination Agreement that expire or become unexercisable, or are forfeited, cancelled, settled in cash, otherwise terminated, in each case without delivery of shares therefor (in the case of this subclause (ii), not to exceed 20,748,976 Incentive Shares (as defined in the SES Equity Incentive Plan) in the aggregate), plus (iii) any Earn-Out Shares issued to Old SES optionholders pursuant to the Business Combination Agreement which are forfeited by reason of a termination of service or employment following the Closing (in the case of this subclause (iii), not to exceed 2,308,969 shares of New SES Class A common stock in the aggregate). The total number of shares that will be reserved, and that may be issued, under the SES Equity Incentive Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2022, by a number of shares equal to two percent of the total outstanding shares of New SES Class A common stock on the last day of the prior calendar year or such lesser amount as determined by the New SES Board. Shares of New SES Class A common stock underlying awards under the SES Equity Incentive Plan that are forfeited, canceled, expire unexercised or are settled in cash, tendered or withheld to pay the exercise price of options or satisfy tax or other withholding obligations will be available again for new awards under the SES Equity Incentive Plan. The SES Equity Incentive Plan will have a term of not more than 10 years from the date of approval.

A more complete summary of the terms of the SES Equity Incentive Plan is set forth beginning on page 184 of the Proxy Statement/Prospectus, in the section titled “Proposal No. 6 - The Incentive Plan Proposal.” That summary and the foregoing description of the SES Equity Incentive Plan are qualified in their entirety by reference to the text of the SES Equity Incentive Plan, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note - Business Combination” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the information incorporated herein by reference contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the effects of the Business Combination. These statements are based on the current expectations and beliefs of management of the Company and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results of the Company; statements of the plans, strategies and objectives of management for future operations of the Company; statements regarding future economic conditions or performance; and other statements regarding the future business of the Company. Forward-looking statements can generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” and other similar expressions that predict or indicate future events or events or trends that are not statements of historical matters.

Forward-looking statements in this Current Report and in any document incorporated by reference in the Proxy Statement/Prospectus may include, but are not limited to, statements regarding the development and commercialization of the Company’s products, the amount of capital and other benefits to be provided by the transaction, estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the development and commercialization of the Company’s battery technology and the timing and achievement of expected business milestones; the effects of competition on the Company’s business; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; risks relating the Company’s history of no revenues and net losses; the risk that the Company’s joint development agreements and other strategic alliances could be unsuccessful; risks relating to delays in the design, manufacture, regulatory approval and launch of the Company’s battery cells; the risk that the Company may not establish supply relationships for necessary components or pay components that are more expensive than anticipated; risks relating to competition and rapid change in the electric vehicle battery market; safety risks posed by certain components of the Company’s batteries; risks relating to machinery used in the production of the Company’s batteries; risks relating to the willingness of commercial vehicle and specialty vehicle operators and consumers to adopt electric vehicles; or risks relating to the Company’s intellectual property portfolio.

If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements may reflect the Company’s expectations, plans or forecasts of future events and views only as of the date of this Current Report. The Company anticipates that subsequent events and developments will cause its assessment to change. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Information About SES,” beginning on page 232 thereof, and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company are described in the Proxy Statement/Prospectus in the section titled “Risk Factors,” beginning on page 63 thereof, which is incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement/Prospectus in the section titled “Information About SES - Our Facilities,” beginning on page 242 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the consolidated financial information of Ivanhoe and Old SES. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Parent’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “SES’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “SES’s Management’s Discussion and Analysis of Financial Condition and Results of Operations - Quantitative and Qualitative Disclosures About Market Risk” and “Parent’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “SES’s Management’s Discussion and Analysis of Financial Condition and Results of Operations - Quantitative and Qualitative Disclosures About Market Risk,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of New SES common stock immediately following consummation of the Business Combination by:

•	each of the Company’s current directors;

•	each of the Company’s named executive officers (as defined in the “Executive and Director Compensation”);

•	all of the Company’s current directors and executive officers as a group; and

•

each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) who will be a beneficial owner of more than 5% of the outstanding New SES Class A common stock or New SES Class B common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the record date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the record date or subject to restricted stock units that vest within 60 days of the record date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The beneficial ownership of shares of New SES common stock is based on 303,989,784 shares of New SES Class A common stock, including 23,691,182 Earn-Out Shares in the form of New SES Class A common stock (including restricted New SES Class A common stock), and 43,881,251 shares of New SES Class B common stock, including 3,999,796 Earn-Out shares in the form of New SES Class B common stock (“Founder Earn-Out Shares”), in each case, issued and outstanding immediately following the Closing, all of which are issued and held in escrow subject to the satisfaction of certain earn-out conditions described above in “Introductory Note - Business Combination” and have voting rights while in escrow.

Percentage of voting power is calculated based on one vote per share for each share of New SES Class A common stock and ten votes per share for each share of New SES Class B common stock.

The table is based upon information supplied by officers, directors and greater-than-5% beneficial owners, Section 13(d) filings made with the SEC and other SEC filings under Section 16 of the Exchange Act.

Name and Address of Beneficial Owner	Number of shares of New SES Class A common stock	% of New SES Class A common stock	Number of Shares of New SES Class B common stock	% of New SES Class B common stock	% of Total Voting Power
Directors & executive officers(1)
Dr. Qichao Hu(2)	100,736	*	43,881,251	100%	56.5%
Jing Nealis(3)	589,113	*	—	—	*
Rohit Makharia(4)	2,631,681	*	—	—	*
Dr. Jang Wook Choi	—	*	—	—	*
Robert Friedland(5)	319,166	*	—	—	*
Kent Helfrich	—	*	—	—	*
Eric Luo	—	*	—	—	*
Dr. Jiong Ma	—	*	—	—	*
Michael Noonen	—	*	—	—	*
All current directors and executive officers as a group (12 individuals)(6)	7,893,444	2.6%	43,881,251	100%	59.1%
Greater-than-5% beneficial owners
Dr. Qichao Hu(2)	100,736	*	43,881,251	100%	56.5%
Long Siang Pte. Ltd. (7)	27,280,647	9.0%	—	—	3.7%
Vertex Legacy Continuation Fund Pte. Ltd.(8)	32,256,315	10.6%	—	—	4.3%
General Motors Ventures LLC and General Motors Holdings LLC (9)	33,056,337	10.9%	—	—	4.5%
Tianqi Lithium HK Co., Ltd. (10)	30,522,386	10.0%	—	—	4.1%
Affiliates of Temasek Holdings (Private) Limited(11)	34,675,757	11.4%	—	—	4.7%
SK Inc.(12)	42,007,759	13.8%	—	—	5.7%

*	Indicates beneficial ownership of less than 1%.

(1)	The business address of each of these stockholders is c/o SES AI Corporation, 35 Cabot Road, Woburn, MA 01801.
(2)

Includes (i) 100,736 shares of New SES Class A common stock 9,182 shares of which are Earn-Out Shares held directly by Dr. Qichao Hu; (ii) 27,917,023 shares of New SES Class B common stock, 2,799,859 of which are Founder Earn-Out Shares, held directly by Dr. Hu and (iii) an aggregate of 11,964,432 shares of New SES Class B common stock, 1,199,937 of which are Founder Earn-Out Shares, held by various trusts affiliated with Dr. Hu. These trusts consist of: (i) Qichao Hu 2021 Irrevocable Trust U/A/D March 31, 2021; (ii) Qichao Hu Family Delaware Trust U/A/D March 31, 2021; and (iii) Qichao Hu 2021 Annuity Trust March 31, 2021 (collectively, the “Trusts”), each owning 3,988,144 shares of New SES Class B common stock and 399,979 Founder Earn-Out Shares.

(3)	Consists of 321,358 shares New SES Class A common stock underlying New SES options and 267,755 Earn-Out Shares.
(4)	Consists of 1,920,501 shares of New SES Class A common stock underlying New SES options and 711,180 Earn-Out Shares.
(5)

Consists of (i) 240,000 Class A ordinary shares of Ivanhoe (purchased in the open market) that were automatically converted on a one-for-one basis into shares of New SES Class A common stock at Closing and (ii) 79,166 shares of New SES Class A common stock underlying public warrants.

(6)	Includes shares beneficially owned by all directors, named executive officers and other executive officers (namely, Joanne Ban, Hong Gan and Yongkyu Son).
(7)

Consists of (i) 24,703,118 shares of New SES Class A common stock issued at Closing and (ii) 2,477,529 Earn-Out Shares. Long Siang Pte. Ltd. (“Long Siang”) is the record holder of the shares of New SES Class A common stock. As a shareholder of Long Siang, Xie Huefeng may be deemed to have beneficial ownership over the shares of New SES Class A common stock directly owned by Long Siang. The principal business address of all persons named in this footnote is 238 Orchard Boulevard, #24-05, Singapore 237973.

(8)

Consists of (i) 29,361,711 shares of New SES Class A common stock issued at Closing and (ii) 2,894,604 Earn-Out Shares. Vertex Legacy Continuation Fund Pte. Ltd. (“VLCF”) is the record holder of the shares of New SES Class A common stock. Vertex Legacy Fund (SG) LP (“VLFSG”) is the 100% shareholder of VLCF. VLC GP Pte. Ltd. (“VLCGP”) is the general partner of VLFSG and has appointed Vertex Ventures SEA Management Pte. Ltd. (“VVSEAMPL”) to serve as the fund manager of VLCF. VVSEAMPL is deemed to have dispositive and voting power over the shares of New SES Class A common stock directly owned by VLCF pursuant to a management agreement between VLFSG and VVSEAMPL, whereby dispositive and voting decisions require the majority approval of the members of an investment committee established by VVSEAMPL. The principal business address of all persons named in this footnote is 250 North Bridge Road, #11-01 Raffles City Tower, Singapore 179101.

(9)

Consists of (i) 30,134,387 shares of New SES Class A common stock issued at Closing and (ii) 2,921,950 Earn-Out Shares. GM Ventures is the record holder of 21,090,498 shares of New SES Class A common stock and 2,085,124 Earn-Out Shares. GM Holdings is the record holder of 9,043,889 shares of New SES Class A common stock and 836,826 Earn-Out Shares. GM Ventures is a wholly owned subsidiary of GM Holdings. GM Holdings is a wholly owned subsidiary of General Motors Company (“GM”). GM may be deemed to share beneficial ownership over the shares of New SES Class A common stock directly owned by GM Ventures and GM Holdings, and GM Holdings may be deemed to share beneficial ownership over the shares of New SES Class A common stock directly owned by GM Ventures. The principal office of each of all persons named in this footnote is 300 Renaissance Center, Detroit, MI, 48265.

(10)

Consists of (i) 27,740,256 shares of New SES Class A common stock issued at Closing and (ii) 2,782,130 Earn-Out Shares. Tianqi Lithium HK Co., Limited (“Tianqi HK”) is the record holder of such shares of New SES Class A common stock. Tianqi HK is wholly owned by Tianqi Lithium Co., Limited (“Tianqi Limited”), and Tianqi Lithium is wholly owned by Tianqi Lithium Corporation (“Tianqi Lithium”). Tianqi Lithium and Tianqi Lithium may thus be deemed to share beneficial ownership over the shares of New SES Class A common stock owned by Tianqi HK. The principal business address of all persons named in this footnote is No.10 East Gaopeng Road, Chengdu, Sichuan 610041, China.

(11)

Anderson Investments Pte. Ltd. (“Anderson”) is the record holder of 25,882,916 shares of New SES Class A common stock and 2,595,854 Earn-Out Shares. Aranda Investments Pte. Ltd. (“Aranda”) is the record holder of 5,632,129 shares of New SES Class A common stock and 564,858 Earn-Out Shares. Anderson is a direct wholly-owned subsidiary of Thomson Capital Pte. Ltd. (“Thomson”), which in turn is a direct wholly-owned subsidiary of Tembusu Capital Pte. Ltd. (“Tembusu”). Aranda is a direct wholly-owned subsidiary of Seletar Investments Pte. Ltd. (“Seletar”), which in turn is a direct wholly-owned subsidiary of Temasek Capital (Private) Limited (“Temasek Capital”). Each of Tembusu and Temasek Capital is a direct wholly-owned subsidiary of Temasek Holdings (Private) Limited (“Temasek Holdings”). In such capacities, each of Thomson, Tembusu, and Temasek Holdings may be deemed to have beneficial ownership over the shares of New SES Class A common stock directly owned by Anderson, and each of Seletar, Temasek Capital and Temasek Holdings may be deemed to have beneficial ownership over the shares of New SES Class A common stock directly owned by Aranda. The principal business address of all persons named in this footnote is 60B Orchard Road, #06-18 Tower 2, The Atrium@Orchard, Singapore 238891.

(12)

Consists of (i) 38,178,731 shares of New SES Class A common stock issued at Closing and (ii) 3,829,028 Earn-Out Shares. SK, Inc. is the record holder and ultimate beneficial owner of such shares of New SES Class A common stock. The principal business address of SK, Inc. is 26, Jong-ro, Jongno-gu, Seoul, South Korea 03188.

Directors and Executive Officers

Other than as disclosed below in Item 5.02 below, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section titled “Combined Company Management and Governance After the Business Combination - Executive Officers and Directors After the Business Combination,” beginning on page 263 thereof and to Item 5.02 of this Current Report, which are incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Board of Directors of New SES (the “Board”) immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Combined Company Management and Governance After the Business Combination - Executive Officers and Directors After the Business Combination - Board Committees,” beginning on page 268 thereof, which is incorporated herein by reference.

Executive and Director Compensation

A description of the compensation of the named executive officers and directors of Ivanhoe before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Information About Parent - Officer and Director Compensation,” beginning on page 221 thereof, and a description of the compensation of the named executive officers and directors of the Company is set forth in the Proxy Statement/Prospectus in the section titled “Compensation of New SES Executive Officers and Directors,” beginning on page 269 thereof, which are incorporated herein by reference.

Reference is made to the disclosure set forth above in Item 1.01 of this Current Report under the heading “The SES Equity Incentive Plan,” which is incorporated herein by reference.

Certain Relationships and Related Person Transactions, and Director Independence

Certain relationships and related person transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions,” beginning on page 291 thereof, which is incorporated herein by reference.

A description of the Company’s independent directors is described in the Proxy Statement/Prospectus in the section titled “Independence of Our Board of Directors,” beginning on page 267 thereof, which is incorporated herein by reference. The Company’s Board has affirmatively determined that each of Dr. Jang Wook Choi, Robert Friedland, Eric Luo, Dr. Jiong Ma and Michael Noonen is an “independent director” under the applicable New York Stock Exchange listing rules.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About SES - Legal Proceedings,” beginning on page 243, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the ticker symbol, number of stockholders and dividends for Ivanhoe’s securities is set forth in the Proxy Statement/Prospectus in the section titled “Information on Securities and Dividends - Parent,” and such information is incorporated herein by reference.

The shares of New SES Class A common stock and the SES warrants began trading on NYSE under the symbols “SES” and “SES WS,” respectively, on February 4, 2022. Ivanhoe’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the New York Stock Exchange.

The Company has not paid any cash dividends on shares of its common stock to date. The payment of cash dividends in the future will be dependent upon its revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board and we do not expect the Company to declare or pay cash dividends for the foreseeable future.

As of the Closing Date, there were approximately 142 record holders of New SES Class A common stock, 4 record holders of New SES Class B common stock, approximately two record holders of public warrants and no holders of shares of New SES preferred stock. The record holders of New SES Class A common stock and public warrants include Cede & Co., the nominee of the Depository Trust Company. The number of record holders may not be representative of the number of beneficial owners of the New SES A common stock and public warrants, whose shares are held in street name by banks, brokers and other nominees.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of this Current Report relating to the issuance of New SES Class A common stock in connection with the PIPE Investment is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of the New SES Securities,” beginning on page 271 thereof, which is incorporated herein by reference. As described below, the Company’s Certificate of Incorporation was approved by Ivanhoe’s stockholders at the Special Meeting and became effective as of the Closing Date.

Indemnification of Directors and Officers

The indemnification of our directors and officers is described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Transactions - SES Related Person Transactions - Indemnification Agreements,” beginning on page 293 thereof, which is incorporated herein by reference.

A form of indemnification agreement is attached as Exhibit 10.2 to this Current Report, and is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, relating to the financial information of the Company, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Effective upon the Closing Date, the Company consummated the PIPE Investment in the aggregate amount of $274,500,000. The disclosure under “Introductory Note” of this Current Report is incorporated into this Item 3.02 by reference.

The Company issued the shares of New SES Class A common stock pursuant to the PIPE Investment under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction by an issuer not involving a public offering. The PIPE Investors represented their intentions to acquire the shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing all of the shares issued in the PIPE Investment (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, Ivanhoe migrated out of the Cayman Islands and domesticated as a Delaware corporation by way of continuation and deregistration under Part XII of the Cayman Islands Companies Act and domestication under Section 388 of the DGCL. In connection with the Domestication, Ivanhoe filed a certificate of incorporation (the “Company Charter”) with the Secretary of State of the State of Delaware, in connection with which it changed its name to “SES AI Corporation,” and adopted Bylaws of the Company (the “Company Bylaws”) following a successful vote by Ivanhoe’s stockholders of “Proposal No. 2 - The Domestication Proposal,” “Proposal No. 3 - The Organizational Documents Proposal,” and “Proposal No. 4 - The Advisory Charter Proposals,” as disclosed in the Proxy Statement/Prospectus, beginning on pages 167, 172 and 173, respectively, which are incorporated herein by reference.

As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, (the “Exchange Act”), the Company is the successor issuer to Ivanhoe and has succeeded to the attributes of Ivanhoe as the registrant. In addition, the shares of New SES Class A common stock and public warrants, as the successor to Ivanhoe, are deemed to be registered under Section 12(b) of the Exchange Act.

Certificate of Incorporation (Company Charter)

In connection with the Domestication, Ivanhoe’s Amended and Restated Memorandum and Articles of Association was replaced with the Company’s Charter, which, among other things:

(a) changed the authorized capital stock of Ivanhoe from 200,000,000 Ivanhoe Class A ordinary shares, 20,000,000 Ivanhoe Class B ordinary shares and 1,000,000 Ivanhoe preference shares to 2,100,000,000 shares of New SES Class A common stock, 200,000,000 shares of New SES Class B common stock and 20,000,000 shares of New SES preferred stock;

(b) authorized the provisions permitting that the number of directors on the Board be fixed from time to time solely by resolution of the Board, and dividing the Board into three classes;

(c) provided for 10 votes per share for each share of New SES Class B common stock held by the SES Founder Group; and

(d) provided for certain additional changes, including, among other things, removing certain provisions related to Ivanhoe’s status as a blank check company.

The shareholders of Ivanhoe approved these amendments at the Extraordinary General Meeting. This summary is qualified in its entirety by reference to the text of the Company Charter, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Bylaws

Upon the closing of the Business Combination, Ivanhoe’s stockholders approved and adopted the Bylaws of SES AI Corporation (the “Company Bylaws”), to be consistent with the Company Charter and to make certain other changes that the Company’s Board deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the Company Bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.01. Changes in Control of the Registrant.

The information set forth above under the Introductory note and Item 2.01 of this Current Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Closing Date, and in accordance with the terms of the Business Combination, each of Ivanhoe’s executive officers and directors resigned from their respective positions. In addition, each of Dr. Qichao Hu, Dr. Jang Wook Choi, Dr. Jiong Ma, Kent Helfrich, Eric Luo and Michael Noonen were elected to serve as directors of the Company. The directors of the Company were divided among the following classes:

•	Dr. Jiong Ma, Michael Noonen and Eric Luo are Class I directors serving until the first annual meeting of the Company’s stockholders after the Closing;

•	Dr. Jang Wook Choi and Kent Helfrich are Class II directors serving until the second annual meeting of the Company’s stockholders after the Closing; and

•	Dr. Qichao Hu and Robert Friedland are Class III directors serving until the third annual meeting of the Company’s stockholders after the Closing.

Additionally, effective upon the Closing Date, Dr. Qichao Hu was appointed Chief Executive Officer, Rohit Makharia was appointed President and Chief Operating Officer, Jing Nealis was appointed Chief Financial Officer, Joanne Ban was appointed Chief Legal and Corporate Officer, Yongkyu Son was appointed Chief Technology Officer and Dr. Hong Gan was appointed Chief Science Officer.

Other than as disclosed in Item 5.02 of this Current Report, reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Combined Company Management and Governance After the Business Combination,” beginning on page 263 thereof and to the Introductory Note of this Current Report, which are incorporated herein by reference.

Employment Agreements

A description of the employment agreements between Dr. Qichao Hu, Jing Nealis and Rohit Makharia is set forth in the Proxy Statement/Prospectus in the section titled “SES Executive Officer and Director Compensation.” The Company may amend these employment agreements following the Business Combination to, among other things, assign the employment agreements to the post-business combination Company or another of its subsidiaries.

A copy of the full text of the employment agreements for each of Dr. Qichao Hu, Rohit Makharia and Jing Nealis is filed as Exhibits 10.5, 10.6 and 10.7, respectively, to this Current Report and is incorporated herein by reference.

2021 Equity Incentive Plan

The information set forth above in Item 1.01 of this Current Report under the heading “SES Equity Incentive Plan” is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report is incorporated in this Item 5.03 by reference.

Copies of the Company Charter and the Company Bylaws are attached as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective upon the Closing Date, in connection with the consummation of the Business Combination, the Board adopted a new Code of Business Conduct and Ethics, which is applicable to all employees, officers and directors of the Company, which is available on the Company’s website at https://SES.ai, under the “Investors - Governance” tabs. The information on the Company’s website does not constitute part of this Current Report and is not incorporated by reference herein.

Item 5.06. Changes in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 1 - The Business Combination Proposal” beginning on page 134 thereof, which is incorporated herein by reference.

Item 8.01. Other Events.

By operation of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to Ivanhoe and has succeeded to the attributes of Ivanhoe as the registrant, including Ivanhoe’s SEC file number (001-39845) and CIK Code (0001819142). The Company’s Class A common stock and public warrants are deemed to be registered under Section 12(b) of the Exchange Act, and the Company will hereafter file reports and other information with the SEC using Ivanhoe’s SEC file number (001-39845).

The Company’s Class A common stock and public warrants are listed for trading on The New York Stock Exchange under the symbols “SES” and “SES WS,” respectively, and the CUSIP numbers relating to the Company’s Class A common stock and public warrants are 78397Q 109 and 78397Q 117, respectively.

Holders of uncertificated shares of Ivanhoe’s Class A common stock immediately prior to the Business Combination have continued as holders of shares of uncertificated shares of New SES Class A common stock.

Holders of Ivanhoe’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that the Company is the successor to Ivanhoe.

Press Release

On February 3, 2022, SES issued a press release announcing the completion of the Business Combination, a copy of which is filed as Exhibit 99.1 hereto.

On February 4, 2022, SES issued a press release announcing the first day of trading on the New York Stock Exchange, a copy of which is filed as Exhibit 99.2 hereto.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

Reference is made to the audited consolidated financial statements of Old SES as of and for the years ended December 31, 2020 and 2019, and the related notes thereto, included in the Proxy Statement/Prospectus on pages F-61 through F-85, which are incorporated herein by reference. Reference is further made to the unaudited condensed consolidated financial statements of Old SES as of and for the nine months ended September 30, 2021 and 2020, and the related notes thereto, included in the Proxy Statement/Prospectus on pages F-86 through F-104, which are incorporated herein by reference.

(b) Pro Forma Financial Information.

Reference is made to the unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, which is filed as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description	Incorporated by Reference
		Form	Exhibit	Filing Date

2.1†	Business Combination Agreement, dated as of July 12, 2021, among Ivanhoe Capital Acquisition Corp., Wormhole Merger Sub Pte. Ltd. and SES Holdings Pte. Ltd., as amended by Amendment No. 1 thereto, dated September 20, 2021 (included as Annex A to the Proxy Statement/Prospectus forming a part of the S-4/A)	S-4/A	2.1	01/05/2022

2.2†	Amendment No. 1 to Business Combination Agreement, dated as of September 20, 2021, among Ivanhoe Capital Acquisition Corp., Wormhole Merger Sub Pte. Ltd. and SES Holdings Pte. Ltd.	8-K	2.1	09/21/2021

3.1*	Certificate of Incorporation of SES AI Corporation.

3.2*	Bylaws of SES AI Corporation.

3.3*	Certificate of Corporate Domestication of Ivanhoe Capital Acquisition Corporation, dated as of February 2, 2022.

4.1*	Amended and Restated Warrant Agreement, dated as of February 3, 2022.

10.1*	Amended and Restated Registration Rights Agreement, dated February 3, 2022, by and among SES AI Corporation, the Sponsor and certain other holders of SES AI Corporation.

10.2*#	Form of Director and Executive Officer Indemnification Agreement.

10.3*#	SES AI Corporation 2021 Incentive Award Plan.

10.4*#	SES Holdings Pte. Ltd. 2021 Share Incentive Plan.

10.5*#	Employment Agreement, dated as of March 19, 2021, by and between Dr. Qichao Hu and SES Holdings Pte. Ltd.

10.6*#	Employment Agreement, dated as of February 16, 2021, by and between Jing Nealis and SES Holdings Pte. Ltd.

10.7*#	Employment Agreement, dated as of February 15, 2021, by and between Rohit Makharia and SES Holdings Pte. Ltd.

10.8*#	Employment Agreement, dated as of May 24, 2016, by and between Yongkyu Son and SolidEnergy Systems Corporation.

10.9*#	Employment Agreement, dated as of March 23, 2021, by and between Joanne Ban and SES Holdings Pte. Ltd.

10.10*#	Employment Agreement, dated as of July 1, 2018, by and between Dr. Hong Gan and SolidEnergy Systems Corporation.

10.11	Director Nomination Agreement dated as of July 12, 2021, by and among Ivanhoe Capital Acquisition Corp., SES Holdings Pte. Ltd. and General Motors Ventures LLC.	S-4/A	10.10	01/05/2022

10.12	Board Observation Agreement, dated as of July 12, 2021, by and among Ivanhoe Capital Acquisition Corp., SES Holdings Pte. Ltd. and Hyundai Motor Company	S-4/A	10.11	01/05/2022

10.13	Letter Agreement, dated January 6, 2021, by and among the Company, its executive officers and directors and Ivanhoe Capital Sponsor LLC.	8-K	10.1	01/11/2021

10.14	IPO Letter Agreement Amendment, dated as of July 12, 2021, by Ivanhoe Capital Sponsor LLC and the officers and directors of Ivanhoe Capital Acquisition Corp.	8-K	10.1	07/13/2021

10.15*	English Translation of Shanghai Lease Agreement, dated as of August 28, 2018.

10.16*	English Translation of Amendment to Shanghai Lease Agreement, dated as of August 28, 2021.

10.17*	Commercial Lease Agreement, dated as of March 30, 2016, by and between SolidEnergy Systems Corp. and Cummings Properties, LLC.

10.18*	Amendment No. 1 to Commercial Lease Agreement, dated as of January 10, 2020.

10.19*	Amendment No. 2 to Commercial Lease Agreement, dated as of February 19, 2020.

10.20*	Amendment No. 3 to Commercial Lease Agreement, dated as of March 26, 2021.

10.21*	Amendment No. 4 to Commercial Lease Agreement, dated as of December 30 2021.

10.22*#	Form of Restricted Share Award Grant.

10.23*#	Form of Share Option Award Grant.

10.24*#	Form of Non-Disclosure and Non-Competition Agreement.

21.1*	List of Subsidiaries of SES AI Corporation.

99.1*	Press Release Announcing the Completion of the Business Combination dated February 3, 2022.

99.2*	Press Release Announcing First Day of Trading on the New York Stock Exchange dated February 4, 2022.

99.3*	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5).
#	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2022	SES AI Corporation

	By:	/s/ Qichao Hu
		Name:	Dr. Qichao Hu
		Title:	Chief Executive Officer